UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 24, 2006


                          Scores Holding Company, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

             Utah                    000-16665              87-0426358
             ----                    ---------              ----------
(State or Other Jurisdiction  (Commission File Number)   (IRS Employer
      of Incorporation)                                 Identification No.)


                     533-535 West 27th St., New York, NY      10001
                     -----------------------------------      -----
                  (Address of Principal Executive Offices)  (Zip Code)


                                 (212) 868-4900
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02   Termination of Material Definitive Agreement

      On July 27, 2004, Entertainment Management Systems, Inc. ("EMS") entered into a Sublicense Agreement (the "Agreement")with D.B.D. Management, Inc. ("D.B.D."). The sublicense granted under the Agreement authorized D.B.D. to use the "SCORES" brand name at its adult nightclub in Ft. Lauderdale, Florida ("Scores Ft. Lauderdale"). D.B.D. paid royalties to EMS equal to 4.99% of the gross revenues above $250,000 earned by DBD at Scores Ft. Lauderdale with a minimum payment per month of $4,000. Due to a sale of D.B.D., on April 24, 2006, D.B.D provided EMS with written notice of its termination of the Agreement pursuant the terms of the Agreement.

Item        9 Financial Statements and Exhibits

10.1 Sublicense Agreement, dated July 27, 2004, between Entertainment Management Services, Inc. and DBD Management, Inc.(1)
10.2 Master License Agreement between Scores Holding Company, Inc. and Entertainment Management Services, Inc. (2)

--------------------------------------------------------------------------------
(1) Incorpoated herein by reference to Exhibit 10.31 of the Company's Form 10-KSB, dated April 15, 2005.
(2) Incorpoated herein by reference to Exhibit 10.2 of the Company's Form 8-K, filed April 14, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Scores Holdings Company, Inc.


Dated:  April 30, 2006                       By:  /s/ Richard Goldring
                                                  ------------------------------
                                                  Name:  Richard Goldring
                                                  Title: President